EXHIBIT 99.10

Equity One 2003-3
Term
To Maturity, Failing the trigger (starting month 40)     100% PPC (Voluntary)
                                                         --------------------
12 months lag                                            Fixed: 22 HEP
Servicer Advances On                                     Arm: 28 CPR
FORWARD LIBOR

Class M-2 (A)
--------------------------------------------------------------------------------
Approximate Balance        35,583,000 Delay                     24
Coupon                     at pricing Dated               7/1/2003
Settle                      7/31/2003 First Payment      8/25/2003
--------------------------------------------------------------------------------


To Call
-----------------------------------------------------------------------------------------------------
Speed (Voluntary)                 10 CPR                    15 CPR                  20 CPR
Loss Severity                       50%                      50%                      50%
Break CDR                       10.218 CDR                10.806 CDR              11.371 CDR
-----------------------------------------------------------------------------------------------------

Yield                              5.49                      5.48                    5.47
WAL                                10.57                     8.32                    6.82
Mod Durn                           7.83                      6.52                    5.55
Mod Convexity                      0.77                      0.52                    0.37
Principal Window              Feb14 to Feb14            Nov11 to Nov11          May10 to May10
Prcp Writedown                7,206.97 (0.02%)           0.00 (0.00%)           2,739.46 (0.01%)
Total Collat Loss        137,199,930.46 (21.21%) 113,172,438.33 (17.49%) 96,607,461.52 (14.93%)

Maturity
----------------------------------------------------------------------------------------------------
Speed (Voluntary)               10 CPR                    15 CPR                   20 CPR
Loss Severity                    50%                       50%                       50%
Break CDR                     9.809 CDR                 10.181 CDR               10.539 CDR
----------------------------------------------------------------------------------------------------

Yield                            5.51                      5.50                     5.49
WAL                             16.42                     13.36                     11.09
Mod Durn                        10.46                      9.14                     8.02
Mod Convexity                    1.49                      1.11                     0.84
Principal Window            Apr16 to May33            Oct13 to May33           Dec11 to Feb33
Prcp Writedown               0.00 (0.00%)             706.25 (0.00%)             0.00 (0.00%)
Total Collat Loss        148,412,463.54 (22.94%)  122,414,485.55 (18.92%)  104,012,160.59 (16.08%)


Class M-3 (BBB+)
-------------------------------------------------------------------------------
Approximate Balance        19,409,000 Delay                    24
Coupon                     at pricing Dated              7/1/2003
Settle                      7/31/2003 First Payment     8/25/2003
-------------------------------------------------------------------------------


To Call
-----------------------------------------------------------------------------------------------------
Speed (Voluntary)                 10 CPR                    15 CPR                  20 CPR
Loss Severity                       50%                      50%                      50%
Break CDR                        8.688 CDR                8.814 CDR                8.892 CDR
-----------------------------------------------------------------------------------------------------

Yield                              6.45                      6.44                    6.43
WAL                                11.32                     8.90                    7.32
Mod Durn                           7.82                      6.59                    5.68
Mod Convexity                      0.79                      0.55                    0.40
Principal Window              Nov14 to Nov14            Jun12 to Jun12          Nov10 to Nov10
Prcp Writedown                3,257.96 (0.02%)         1,845.59 (0.01%)           0.00 (0.00%)
Total Collat Loss         124,933,953.21 (19.31%)   98,814,565.00 (15.27%)   80,884,390.27 (12.50%)


Maturity
----------------------------------------------------------------------------------------------------
Speed (Voluntary)               10 CPR                    15 CPR                   20 CPR
Loss Severity                    50%                       50%                       50%
Break CDR                      8.42 CDR                 8.418 CDR                 8.381 CDR
----------------------------------------------------------------------------------------------------

Yield                            6.47                      6.46                     6.46
WAL                             19.61                     16.13                     13.50
Mod Durn                        10.77                      9.68                     8.70
Mod Convexity                    1.69                      1.31                     1.03
Principal Window            May19 to May33            Jun16 to Apr33           May14 to May33
Prcp Writedown             2,014.51 (0.01%)            0.00 (0.00%)            1,793.15 (0.01%)
Total Collat Loss       135,197,196.19 (20.90%)   107,450,964.43 (16.61%)   87,742,644.80 (13.56%)


Class AF-4 (AAA)
--------------------------------------------------------------------------------
Approximate Balance        63,219,000 Delay                     24
Coupon                     at pricing Dated               7/1/2003
Settle                      7/31/2003 First Payment      8/25/2003
--------------------------------------------------------------------------------


To Call
-----------------------------------------------------------------------------------------------------
Speed (Voluntary)                 10 CPR                    15 CPR                  20 CPR
                                with triggers on starting month 40

-----------------------------------------------------------------------------------------------------

Yield                              4.97                      4.95                    4.94
WAL                                10.40                     7.32                    5.69
Mod Durn                           7.93                      5.98                    4.84
Mod Convexity                      0.78                      0.44                    0.28
Principal Window              Dec11 to Apr16            Apr09 to Oct12          Jan08 to Oct10
Prcp Writedown                  0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
Total Collat Loss               0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)



Maturity
----------------------------------------------------------------------------------------------------
Speed (Voluntary)               10 CPR                    15 CPR                   20 CPR
                               with triggers on starting month 40

----------------------------------------------------------------------------------------------------

Yield                            4.97                      4.95                     4.94
WAL                             10.40                      7.32                     5.69
Mod Durn                         7.93                      5.98                     4.84
Mod Convexity                    0.78                      0.44                     0.28
Principal Window            Dec11 to Apr16            Apr09 to Oct12           Jan08 to Oct10
Prcp Writedown               0.00 (0.00%)              0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss            0.00 (0.00%)              0.00 (0.00%)              0.00 (0.00%)


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